EXHIBIT 10.d

                             MTS SYSTEMS CORPORATION

                             1990 STOCK OPTION PLAN

         1. Purpose. The purpose of the MTS Systems Corporation 1990 Stock Option Plan is to provide a continuing, long-term incentive to selected eligible officers and key employees of MTS Systems Corporation (the "Corporation") and of any subsidiary corporation of the Corporation ("Subsidiary"), as herein defined; and to non-employee directors of the Corporation, to provide a means of rewarding outstanding performance; and enable the Corporation to maintain a competitive position to attract and retain key personnel necessary for continued growth and profitability.

         2. Definitions. The following words and phrases as used herein shall have the meanings set forth below:

         2.1 "Board" shall mean the Board of Directors of the Corporation as it may be comprised from time to time.

         2.2 "Change in Control" shall mean the time at which any entity, person or group (other than the Corporation, any subsidiary of the Corporation or any savings, pension or other benefit plan for the benefit of any employees of the Corporation or its subsidiaries) which prior to such time beneficially owned less than twenty percent (20%) of the then outstanding Common Stock acquires such additional shares of Common Stock in one or more transactions, or a series of transactions, such that following such transaction or transactions such entity, person or group beneficially owns, directly or indirectly, twenty percent (20%), or more, of the outstanding Common Stock.

         2.3 "Code" shall mean the Internal Revenue Code of 1986, as amended.

         2.4 "Committee" shall mean the Committee referred to in Section 4.1 of the Plan. If at any time no Committee shall be in office, then the functions of the Committee specified in the Plan shall be exercised by the Board, unless the Plan specifically states otherwise.

         2.5 "Common Stock" shall mean the common Stock, par value $.25 per share, of the Corporation.

         2.6 "Corporation" shall mean MTS Systems Corporation, a Minnesota corporation.


         2.7 "Fair Market Value" of any security on any given date shall be determined by the Committee as follows: (a) if the security is listed for trading on one or more national securities exchanges (including the Nasdaq National Market System), the reported last sales price on the principal such exchange on the date in question, or if such security shall not have been traded on such principal exchange on such date, the reported last sales price on such principal exchange on the first day prior thereto on which such security was so traded; or (b) if the security is not listed for trading on a national securities exchange (including the Nasdaq National Market System) but is traded in the over-the-counter market, the mean of the highest and lowest bid prices for such security on the date in question, or if there are no such bid prices for such prices for such security on such date, the mean of the highest and lowest bid prices on the first day prior thereto on which such prices existed; or (c) if neither (a) nor (b) is applicable, by any means deemed fair and reasonable by the Committee, which determination shall be final and binding on all parties.

         2.8 "ISO" shall mean any Option granted pursuant to this Plan and intended to qualify as an "incentive stock option" within the meaning of Section 422 of the Code.

         2.9 "Non-Employee Director" shall mean a "Non-Employee Director" within the meaning of Rule 16b-3(b)(3) under the Securities Exchange Act of 1934.

         2.10 "NQO" shall mean any Option granted pursuant to this Plan which is not an ISO.

         2.11 "Option" shall mean any stock Option granted pursuant to this Plan, whether an ISO or a NQO.

         2.12 "Optionee" shall mean any person who is the holder of an Option granted pursuant to this Plan.

         2.13 "Outside Director" means a director who: (a) is not a current employee of the Company or any member of an affiliated group which include the Company; (b) is not a former employee of the Company who receives compensation for prior services (other than benefits under a tax-qualified retirement plan) during the taxable year; (c) has not been an officer of the Company; (d) does not receive remuneration from the Company, either directly or indirectly, in any capacity other than as a director, except as otherwise permitted under Code
Section 162(m) and regulations thereunder. For this purpose, remuneration includes any payment in exchange for goods or services. This definition shall be further governed by the provisions of Code Section 162(m) and regulations promulgated thereunder.

         2.14 "Plan" shall mean this 1990 Stock Option Plan of the Corporation.

         2.15 "Subsidiary" shall mean any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation if each of the corporations (other than the last corporation in the unbroken chain) owns stock possession 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

         3. Shares Available Under Plan. The number of shares which may be issued pursuant to Options granted under this Plan shall not exceed 600,000 shares (post two-for-one stock split effective April 1, 1996) of the Common Stock of the Corporation; provided, however, that shares which become available as a result of cancelled, unexercised, lapsed or terminated Options granted under this Plan shall be available for issuance pursuant to Options subsequently granted under this Plan. In the event of any stock dividend or stock split with respect to the Common Stock of the Corporation, such adjustment shall be made in the aggregate number of shares reserved for issuance under the Plan as may be determined to be appropriate by the Board. The shares issued upon exercise of Options granted under this Plan may be authorized and unissued shares or shares previously acquired or to be acquired by the Corporation.

         4. Administration.

         4.1 The Plan will be administered by a Committee appointed by the Board of Directors of the Company consisting of at least two Directors, all of whom shall be Outside Directors and Non-Employee Directors, who shall serve at the pleasure of the Board.

         4.2 The Committee will have plenary authority, subject to provisions of the Plan, to determine when and to whom Options will be granted, the term of each Option, the number of shares covered by it, the participation by the optionee in other plans, and any other terms or conditions of each Option. The Committee shall determine with respect to each grant of an Option whether a participant shall receive an ISO or an NQO. The number of shares the term and the other terms and conditions of a particular kind of Option need not be the same, even as to Options granted at the same time. The Committee's recommendations regarding Option grants and terms and conditions thereof will be conclusive. No ISO shall be granted under the Plan after November 27, 1999.

         4.3 The Committee will have the sole responsibility for construing and interpreting the Plan, for establishing and amending any rules and regulations as it deems necessary or desirable for the proper administration of the Plan, and for resolving all questions arising under the Plan. Any decision or action taken by the Committee arising out of or about the construction, administration, interpretation and effect of the plan and of its rules and regulations will, to the extent permitted by law, be within its absolute discretion, except as otherwise specifically provided herein, and will be conclusive and binding on all Optionees, all successors, and any other person, whether that person is claiming under or through any Optionee or otherwise.

         4.4 The Committee will designate one of its members as chairman. It will hold its meeting at the times and places as it may determine. A majority of its members will constitute a quorum, and all determinations of the Committee will be made by a majority of its members. Any determination reduced to writing and signed by all members will be fully as effective as if it had been made by a majority vote at a meeting duly called and held. The Committee may appoint a secretary, who need not be a member of the Committee, and may make such rules and regulations for the conduct of its business as it may deem advisable.

         4.5 No member of the Committee will be liable, in the absence of bad faith, for any act or omission with respect to his service on the Committee. Service on the Committee will constitute service as a member of the Board, so that the members of the Committee will be entitled to indemnification and reimbursement as Board members pursuant to its Bylaws.

         4.6 The Committee will regularly inform the Board as to its actions with respect to all Options granted under the Plan and the terms and conditions and any such Options in a manner, at any times, and in any form as the Board may reasonably request.

         4.7 Any other provision of the Plan to the contrary notwithstanding, the Committee is authorized to take such action as it, in its discretion, may deem necessary or advisable and fair and equitable to Optionees in the event of: a Change in Control of the Corporation; a tender, exchange or similar offer for all or any part of the Common Stock made by any entity, person or group (other than the Corporation, any Subsidiary of the Corporation or its Subsidiaries); a merger of the Corporation into, a consolidation of the Corporation with, or an acquisition of the Corporation by another corporation; or a sale or transfer of all or substantially all of the Corporation's assets. Such action, in the Committee's discretion, may include (but shall not be deemed limited to), establishing, amending or waiving the forms, terms, conditions or duration of Options so as to provide for earlier, later, extended or additional terms for exercise of the whole, or any installment, thereof; alternate forms of payment, or other modifications. The Committee may take any such actions pursuant to this
Section 4.7 by adopting rules or regulations of general applicability to all Optionees, or to certain categories of Optionees, by amending or waiving terms and conditions in stock option agreements, or by taking action with respect to individual Optionees. The Committee may take any such actions before or after the public announcement of any such Change in Control, tender offer, exchange offer, merger, consolidation, acquisition or sale or transfer of assets.

         5. Participants.

         5.1 Participation in this Plan shall be limited to key personnel of the Corporation or of a Subsidiary, who are employees of the Corporation or of a Subsidiary. Officers will be employees for this purpose, whether or not they are also members of the Board.

         5.2 Subject to other provisions of this Plan, Options may be granted to the same participants on more than one occasion.

         5.3 The Committee's determination under the Plan including, without limitation, determination of the persons to receive Options, the form, amount and type of such Options, and the terms and provisions of Options need not be uniform and may be made selectively among otherwise eligible participants whether or not the participants are similarly situated.

         6. Terms and Conditions.

         6.1 Each Option granted under the Plan shall be evidenced by a written agreement, which shall be subject to the provisions of this Plan and to such other terms and conditions as the Corporation may deem appropriate.

         6.2 Each Option agreement shall specify the period for which the Option thereunder is granted (which in no event shall exceed ten years from the date of the grant for options granted pursuant to Section 6.3(a) hereof and five years from the date of grant for Options granted pursuant to 6.3(b) hereof) and shall provide that the Option shall expire at the end of such period; provided, however, the term of each Option shall be subject to the power of the Committee, among other things, to accelerate or otherwise adjust the terms for exercise of Options pursuant to Section 4.7 hereof in the event of the occurrence of any of the events set forth therein.

         6.3 The exercise price per share shall be determined by the Committee at the time any Option is granted and shall be determined as follows:

             (a) For employees who do not own Stock possessing more than ten percent (10%) of the total combined voting power of all classes of Stock of the Corporation or of any Subsidiary, the ISO exercise price per share shall not be less than one hundred percent (100%) of Fair Market Value of the Common Stock of the Corporation on the date the option is granted, as determined by the Committee.

             (b) For employees who own Stock possessing more than ten percent (10%) of the total combined voting power of all classes of Stock of the Corporation or of any Subsidiary, the ISO exercise price per share shall not be less than one hundred ten percent (110%) of the Fair Market Value of the Common Stock of the Corporation on the date the Option is granted, as determined by the Committee.

             (c) The NQO exercise price per share shall not be less than one hundred percent (100%) of the Fair Market Value of the Common Stock of the Corporation on the date the Option is granted, as determined by the Committee.

         6.4 The aggregate Fair Market Value (determined as of the time the Option is granted) of the Common Stock with respect to which an ISO granted under this Plan or any other plan of the Corporation or its Subsidiaries is exercisable for the first time by an Optionee during any calendar year shall not exceed $100,000.

         6.5 An Option shall be exercised at such time or times, and with respect to such number of shares, as may be determined by the Corporation at the time of the grant. The Option agreement may require, if so determined by the Corporation, that no part of the Option may be exercised until the Optionee shall have remained in the employ of the Corporation or of a Subsidiary for such period after the date of the Option as the Corporation may specify.

         6.6 The Corporation may prescribe the form of legend which shall be affixed to the Stock certificate representing shares to be issued and the shares shall be subject to the provisions of any repurchase agreement or other agreement restricting the sale or transfer thereof. Such agreements or restrictions shall be noted on the certificate representing the shares to be issued.

         7. Exercise of Option.

         7.1 Each exercise of an Option granted hereunder, whether in whole or in part, shall be by written notice thereof, delivered to the Secretary of the Corporation (or such other person as he may designate). The notice shall state the number of shares with respect to which the Options are being exercised and shall be accompanied by payment in full for the number of shares so designated. Shares shall be registered in the name of the Optionee unless the Optionee otherwise directs in his or her notice of election.

         7.2 Payment shall be made to the Corporation either (i) in cash, including certified check, bank draft or money order, (ii) at the discretion of the Corporation, by delivering Corporation Common Stock already owned by the participant or a combination of Common Stock and cash, or (iii) at the discretion of the Corporation by delivering a promissory note, containing such terms and conditions acceptable to the Corporation, for all or a portion of the purchase price of the share so purchased. With respect to (ii), the Fair Market Value of Stock so delivered shall be determined as of the date immediately preceding the date of exercise.

         7.3 Upon notification of the amount due and prior to, or concurrently with, the delivery to the Optionee of a certificate representing any shares purchased pursuant to the exercise of an Option, the Optionee shall promptly pay to the Corporation any amount necessary to satisfy applicable federal, state or local tax requirements. If the terms of an Option permit, an Optionee may elect by written notice to the Corporation to satisfy part or all of the withholding tax requirements associated with the exercise of the Option by (i) authorizing the Corporation to retain from the number of shares of Common Stock that would otherwise be deliverable to the Optionee, or (ii) delivering to the Corporation from shares of Common Stock already owned by the Optionee, that number of shares having an aggregate Fair Market Value equal to part or all of the tax payable by the Optionee under this Section 7.3. Any such election shall be in accordance with, and subject to, applicable tax and securities laws, regulations and rulings.

         8. Adjustments of Option Stock. In case the shares issuable upon exercise of any Option granted under the Plan at any time outstanding shall be subdivided into a greater or combined into a lesser number of shares (whether with or without par value), the number of shares purchasable upon exercise of such Option immediately prior thereto shall be adjusted so that the Optionee shall be entitled to receive a number of shares which he or she would have owned or have been entitled to receive after the happening of such event had such Option been exercised immediately prior to the happening of such subdivision or combination or any record date with respect thereto. An adjustment made pursuant to this paragraph shall become effective immediately after the effective date of such subdivision or combination retroactive to the record date, if any, for such subdivision or combination. The option price (as such amount may have theretofore been adjusted pursuant to the provisions hereof) shall be adjusted by multiplying the option price immediately prior to the adjustment of the number of shares purchasable upon the exercise of the Option immediately prior to such adjustment, and of which the denominator shall be the number of shares so purchasable immediately thereafter. Substituted shares of Stock shall be deemed shares under Section 2 of the Plan.

         9. Assignments. Any Option granted under this Plan shall be exercisable only by the Optionee to whom granted during his or her lifetime and shall not be assignable or transferable otherwise than by will or by the laws of descent and distribution.

         10. Severance; Death; Disability. An Option shall terminate, and no rights thereunder may be exercised, if the person to whom it is granted ceases to be employed by the Corporation or by a Subsidiary except that:

         10.1 If the employment of the Optionee is terminated by any reason other than his or her death or disability, the Optionee may at any time within not more than three months after termination of his or her employment, exercise his or her Option rights but only to the extent they were exercisable by the Optionee on the date of termination of his or her employment; provided, however, that if the employment is terminated by deliberate, willful or gross misconduct as determined by the Committee, all rights under the Option shall terminate and expire upon such termination.

         10.2 If the Optionee dies while in the employ of the Corporation or a Subsidiary, or within not more than three months after termination of his or her employment, the Optionee's rights under the Option may be exercised at any time within three months following such death by his or her personal representative or by the person or person to whom such rights under the Option shall pass by will by the laws of descent and distribution.

         10.3 If the employment of the Optionee is terminated because of permanent disability, the Optionee, or his or her legal representative may at any time within not more than one (1) year after termination of his or her employment, exercise his or her Option rights but only to the extent they were exercisable by the Optionee on the date of termination of his or her employment.

         10.4 If the Optionee retires at or after the age 55, all options held by the Optionee on his or her last day of employment shall, to the extent not previously exercised, become immediately exercisable, without regard to any vesting requirements or periods previously established, and may be exercised by the Optionee not later than the earlier of the date the option expires or two
(2) years after the date of retirement.

         10.5 Notwithstanding anything contained in Sections 10.1, 10.2, 10.3 and 10.4 to the contrary, no Option rights shall be exercisable by anyone after the expiration of the term of the Option.

         10.6 Transfers of employment between the Corporation and a Subsidiary, or between Subsidiaries, will not constitute termination of employment for purposes of any Option granted under this Plan. The Committee may specify in the terms and conditions of an Option whether any authorized leave of absence or absence for military or government service or for any other reasons will constitute a termination of employment for purposes of the Option and the Plan.

         11. Rights of Participants. Neither the participant nor the personal representatives, heirs, or legatees of such participant shall be or have any of the rights or privileges of a shareholder of the Corporation in respect of any of the shares issuable upon the exercise of an Option granted under this Plan unless and until certificates representing such shares shall have been issued and delivered to the participant or to such personal representatives, heirs or legatees.

         12. Securities Registration. If any law or regulation of the Securities and Exchange Commission or of any other body having jurisdiction shall require the Corporation or the participant to take any action in connection with the exercise of an Option, then notwithstanding any contrary provision of an Option agreement or this Plan, the date for exercise of such Option and the delivery of the shares purchased thereunder shall be deferred until the completion of the necessary action. In the event that the Corporation shall deem it necessary, the Corporation may condition the grant or exercise of an Option granted under this Plan upon the receipt of a satisfactory certificate that the Optionee is acquiring the Option or the shares obtained by exercise of the Option for investment purposes and not with the view or intent to resell or otherwise distribute such Option or shares. In such event, the Stock certificate evidencing such shares shall bear a legend referring to applicable laws restricting transfer of such shares. In the event that the Corporation shall deem it necessary to register under the Securities Act of 1933, as amended, or any other applicable statute, any Options or any shares with respect to which an Option shall have been granted or exercised, then the participant shall cooperate with the Corporation and take such action as is necessary to permit registration or qualification of such Options or shares.

         13. Duration and Amendment.

         13.1 There is no express limitation upon the duration of the Plan, except for the requirement of the Code that all ISOs must be granted within ten years from the date the Plan is adopted by the Board.

         13.2 The Board may terminate or may amend the Plan at any time, provided, however that the Board may not, without approval of the stockholders of the Corporation, (i) increase the maximum number of shares as to which Options may be granted under the Plan, (ii) permit the granting of Options at less than 100% of Fair Market Value at time of grant, (iii) change the class of employees eligible to receive Options under the Plan, or (iv) grant Options to Non-Employee Directors.

         14. Approval of Shareholders. This Plan is subject to approval of the Corporation's shareholders, and if it is not so approved on or before one year after the date of adoption of this Plan by the Board, the Plan shall not come into effect, and any Options granted pursuant to this Plan shall be deemed cancelled.

         15. Conditions of Employment. The granting of an Option to a participant under this Plan shall impose no obligation on the Corporation to continue the employment of any participant and shall not lessen or affect the right of the Corporation to terminate the employment of the participant.

         16. Other Options. Nothing in the Plan will be construed to limit the authority of the Corporation to exercise its corporate rights and powers, including, by way of illustration and not by way of limitation, the right to grant options for proper corporate purposes otherwise than under the Plan to any employee or any other person, firm, corporation, association, or other entity, or to grant options to, or assume options of, any person for the acquisition by purchase, lease, merger, consolidation, or otherwise, of all or any part of the business and assets of any person, firm, corporation, association, or other entity.

-------------------------

Adopted by the Board of Directors on November 27, 1989.

Adopted by the Corporation's Shareholders on January 23, 1990.

Amended by the Board of Directors on November 22, 1996.